UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West West Palm Beach, Florida 33401
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the "Amendment") amends certain incorrect dates included in the Current Report on Form 8-K of Global Digital Solutions, Inc. (the "Company"), filed with the Securities and Exchange Commission (“Commission”) on February 24, 2015 (the "Original Report").

On February 17, 2015, the Company entered into a Securities Purchase Agreement and a Promissory Note due February 17, 2016 with KBM Worldwide, Inc. The Original Report listed those dates as January 17, 2015 and January 17, 2016, respectively.

On February 19, 2015, the Company entered into a Securities Purchase Agreement and a Convertible Note due February 19, 2016 with EMA Financial, LLC. The Original Report listed those dates as January 19, 2015 and January 19, 2016, respectively.

No other sections were affected, but for the convenience of the reader, this Amendment restates in its entirety, as amended, the Original Report.

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement dated February 17, 2015 and Convertible Promissory Note due February 17, 2016 with KBM Worldwide, Inc.

On February 20, 2015, Global Digital Solutions, Inc. (the “Company”) closed a Securities Purchase Agreement (the “KBM SPA”) with KBM Worldwide, Inc. (“KBM”) providing for the purchase of a Convertible Promissory Note bearing interest at 8% per annum in the principal amount of $115,000 due February 17, 2016 (the “KBM Note”). The KBM Note includes an $11,000 Original Issue Discount (“OID”). The KBM SPA and the KBM Note were signed on February 17, 2015 and the KBM Note was funded on February 20, 2015, with the Company receiving net proceeds of $90,000, (net of the OID, KBM’s legal expenses of $4,000 which, in accordance with the terms of the KBM SPA, the Company agreed to pay, and a finders fee of $10,000), which is to be used for general corporate purposes. The terms of the KBM SPA also provide, for a period of six months following the effective date, a right of first refusal to KBM for certain future financings entered into by the Company for amounts less than $75,000.

The KBM Note can be prepaid, at redemption premiums ranging from 10% to 35%, until 180 days following the issuance date of the KBM Note, after which the Company has no right of repayment. The KBM Note is convertible at a price per share equal to 61% of the average of the lowest three trading prices of the Company’s common stock during the 10 trading days prior to conversion. If, at any time when the KBM Note is outstanding, the Company issues or sells, or is deemed to have issued or sold, any shares of its common stock in connection with a subsequent placement for no consideration or for a consideration per share based on a variable price formula that is less than the conversion price in effect on the date of such issuance of shares of common stock, then the conversion price will be reduced to the amount of the consideration per share received for such issuance.

The KBM Note contains certain covenants and restrictions including, among others, that for so long as the KBM Note is outstanding the Company will not pay dividends or dispose of certain assets, and that the Company will maintain its listing on an over-the-counter market. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

The foregoing descriptions of the KBM SPA and the KBM Note are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Securities Purchase Agreement dated February 19, 2015 and Convertible Note due February 19, 2016 with EMA Financial, LLC

On February 23, 2015, Global Digital Solutions, Inc. (the “Company”) closed a Securities Purchase Agreement (the “EMA SPA”) with EMA Financial, LLC (“EMA”) providing for the purchase of a Convertible Note bearing interest at 10% per annum in the principal amount of $68,000 due February 19, 2016 (the “EMA Note”). The EMA Note includes an $6,800 Original Issue Discount (“OID”). The EMA SPA and the EMA Note were signed on February 19, 2015 and the EMA Note was funded on February 23, 2015, with the Company receiving net proceeds of $52,080, (net of the OID, EMA’s due diligence and documentation preparation expenses of $3,000, and a finders fee of $6,120), which is to be used for general corporate purposes.

The EMA Note can be prepaid, at a redemption premium of 50%, until 180 days following the issuance date of the EMA Note, after which the Company has no right of repayment. The EMA Note is convertible at a price per share equal to the lower of either (i) the closing sale price of the Company’s common stock on the day prior to the closing date, and (ii) 60% of the lowest trade price of the Company’s common stock Common Stock on the Principal Market during the twenty five (25) consecutive trading days prior to conversion.

The EMA Note contains certain covenants and restrictions including, among others, that for so long as the EMA Note is outstanding the Company will not pay dividends or dispose of certain assets, and that the Company will maintain its listing on an over-the-counter market. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

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The foregoing descriptions of the EMA SPA and the EMA Note are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The issuance of the securities set forth herein were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act and Rule 506 promulgated thereunder in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient in each transaction; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipients of the notes were accredited investors.

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Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement dated February 17, 2015 (1)
10.2	Convertible Promissory Note dated February 17, 2015 (1)
10.3	Securities Purchase Agreement dated February 19, 2015 (1)
10.4	Convertible Note dated February 19, 2015 (1)

(1)	Incorporated by reference to the exhibit of same number included in Form 8-K filed with the Securities and Exchange Commission on February 24, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: March 2, 2015	By:	/s/ David A. Loppert
David A. Loppert
Chief Financial Officer

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